UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AQUILA FUNDS TRUST
(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Aquila Funds Trust. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on July 12th, 2024.

Your participation is very important. To vote over the telephone, please call toll-free at 1-888-734-2670 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00am to 6:00pm Eastern Time. Voting takes just a few moments. Thank you for your prompt attention to this important matter.

INBOUND - CLOSED MESSAGE

“Thank you for calling the Mediant Communications Proxy information line on behalf of Aquila Funds Trust Special Meeting. Our offices are now closed. Please call back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Mediant Proxy Line on behalf of Aquila Funds Trust. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the Mediant Proxy Line on behalf of Aquila Funds Trust. The Special Meeting of Shareholders has been held and as a result, this toll-free number is no longer in service for proxy related stockholder calls.

If you have questions about your Aquila Funds Trust investment, please contact Aquila Group of Funds Shareholder Services directly at 1- (800) 437-1000. Thank you.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

INBOUND AGENT SCRIPT

GREETING:

Thank you for calling the Aquila Funds Trust Special Meeting proxy information line. My name is {AGENT NAME}, may I have your name please?

Thank you, Mr./Ms. {SHAREHOLDER NAME}. Are you calling regarding the upcoming Special Meeting of Shareholders?

IF YES:

Thank you. May I please have the confirmation number from the materials you received? It should be located in the GREY BOX at the bottom of the first page.

NOTE: If control number is not available, look up the caller first by using the CallerID or Name and Address.

The Board of Trustees recommends a vote “FOR” all the Proposals. Would you like to vote along with the recommendations of your Board?

IF YES TO VOTING ALONG WITH THE BOARD’s RECCOMENDATIONS:

Thank you. For the record, May I have your full name? May I confirm your address of record as {REGISTRATION ADDRESS}, is that correct?

Again, my name is {AGENT NAME}. I am a proxy voting specialist on behalf of Aquila Funds Trust.

Today’s date is {CURRENT DATE} and the time is {CURRENT TIME} Eastern Time.

Mr./Ms. {SHAREHOLDER NAME}, I have recorded your vote, in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-734-2670, Monday-Friday 9am to 6pm Eastern Time.

Thank you very much for your time and your vote. We hope you have a great day/evening.

Cont.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATIONS:

How would you like to cast your vote on the proposals? You may vote For, Against or Abstain on the two proposals.

FOR AQUILA OPPORTUNITY GROWTH FUND ONLY

Proposal 1:

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the "Existing Trust"), on behalf of the Aquila Opportunity Growth Fund (the "Existing Fund") and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund).

FOR AQUILA HIGH INCOME FUND ONLY

Proposal 1:

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the "Existing Trust") on behalf of the Aquila High Income Fund (the "Existing Fund") and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);

PROP 2 FOR BOTH FUNDS

Proposal 2:

To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust).

Cont.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

VOTE CONFIRMATION:

Thank you. For the record, May I have your full name? May I confirm your address of record as                                    , is that correct?

Again, my name is                                    . I am a proxy voting specialist on behalf of the Aquila Opportunity Growth Fund.

Today’s date is                           and the time is                           Eastern Time.

Mr./Ms.                                    , I have recorded your (FOR, AGAINST or ABSTAIN) vote with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-734-2670, Monday-Friday 9am-6pm Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING:

Are there any questions regarding the proposals that I can help answer so that you may participate in the vote today?

If a non-proxy related question, respond:

Mr./Ms. {SHAREHOLDER NAME}, I apologize I do not have access to that information. Please feel free to call your Financial Advisor or Aquila Group of Funds Shareholder Services directly at 1-800-437-1000.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

OUTBOUND AGENT SCRIPT

GREETING:

Hello, is Mr./Ms. {SHAREHOLDER NAME} available?

IF YES STOCKHOLDER AVAILABLE:

Hi Mr./Ms. {SHAREHOLDER NAME}, my name is {AGENT NAME} and I am calling on a recorded line on behalf of Aquila Funds Trust.

Aquila Funds Trust sent you proxy materials requesting that you vote your eligible shares prior to the Special Meeting of Shareholders scheduled to be held on July 12th, 2024.

The Board of Trustees recommends a vote “FOR” the Proposals, and we are calling to ask if you would like to vote along with the Board’s Recommendations.

IF YES TO VOTING WITH BOARD’s RECOMMENDATION:

Thank you. For the record, May I have your full name? May I confirm your address of record as {REGISTRATION ADDRESS}, is that correct?

Again, my name is {AGENT NAME}. I am, a proxy voting specialist on behalf of Aquila Funds Trust.

Today’s date is {CURRENT DATE} and the time is {CURRENT TIME} Eastern Time.

Mr./Ms. {SHAREHOLDER NAME}, I have recorded your vote, in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-734-2670, Monday-Friday 9am to 6pm Eastern Time.

Thank you very much for your time and your vote. We hope you have a great day/evening.

Cont.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATIONS:

How would you like to cast your vote on the proposals? You may vote For, Against or Abstain on the two proposals.

FOR AQUILA OPPORTUNITY GROWTH FUND ONLY

Proposal 1:

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the "Existing Trust"), on behalf of the Aquila Opportunity Growth Fund (the "Existing Fund") and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund).

FOR AQUILA HIGH INCOME FUND ONLY

Proposal 1:

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the "Existing Trust") on behalf of the Aquila High Income Fund (the "Existing Fund") and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);

PROPOSAL 2 FOR BOTH FUNDS

Proposal 2:

To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust).

Cont.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

VOTE CONFIRMATION:

Thank you. For the record, May I have your full name? May I confirm your address of record as                                    , is that correct?

Again, my name is                                    . I am a proxy voting specialist on behalf of the Aquila Funds Trust.

Today’s date is                           and the time is                           Eastern Time.

Mr./Ms.                                    , I have recorded your (FOR, AGAINST or ABSTAIN) vote with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-734-2670, Monday-Friday 9am-6pm Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING:

Are there any questions regarding the proposals that I can help answer so that you may participate in the vote today?

If a non-proxy related question, respond:

Mr./Ms. {SHAREHOLDER NAME}, I apologize I do not have access to that information. Please feel free to call your Financial Advisor or Aquila Group of Funds Shareholder Services directly at 1-800-437-1000.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms. {SHAREHOLDER NAME}? (IF YES) Make note & set up call back time.

Cont.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the stockholder)

(IF NO: Continue with standard script)

Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip, to confirm we have it correctly) If stockowner won’t provide email address, they will need to contact their Financial Advisor to get a new package mailed to them.

Thank you. You should receive these materials shortly. Included in the email will be the statement as well as the toll-free number to call us back and place your vote.

The number is 1-888-734-2670 and we are available Monday-Friday 9am-6pm Eastern Time.

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Aquila Funds Trust Special Meeting of Shareholders Meeting Date: July 12th, 2024 Toll Free Number: (888) 734-2670

OUTBOUND TEXTING

Proposed Text 1:       Voting materials have been sent re: Aquila Funds Trust Special Shareholder Meeting. Check your mail or call (888) 734-2670. Text STOP to end

Proposed Text 2:       Aquila Funds Trust - Your vote is requested. Please call (888) 734-2670 for more information. Text STOP to stop messages.

Proposed Text 3:       Aquila Funds Trust - Your vote is still needed. Please call (888) 734-2670 to vote with a live agent. Text STOP to stop messages.

Proposed Text 4:       Aquila Funds Trust - Shareholder Reminder - Please call (888) 734-2670 to vote your proxy with a live agent. Text STOP to stop messages.

CallerID:

Aquila Funds Trust

(888) 734-2670

Notes:

Text messaging is restricted to 140 Characters. The delivery of CallerID data is dependent on the Telecom carrier receiving and passing the data to a particular device. In instances where CallerID data is not passed to a device, the CallerID will read Toll Free Number instead of SPAM LIKELY, or UNKNOWN NUMBER.

Requests to STOP messages are captured and applied to any future text message campaigns.

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